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                                AIM SECTOR FUNDS

                                 AIM ENERGY FUND
                           AIM FINANCIAL SERVICES FUND
                         AIM GOLD & PRECIOUS METALS FUND
                                AIM LEISURE FUND
                               AIM TECHNOLOGY FUND
                               AIM UTILITIES FUND

                           Supplement dated October 7,
                       2005 to the Statement of Additional
                        Information dated July 29, 2005,
       as supplemented July 29, 2005, August 31, 2005 and October 5, 2005

On August 4, 2005, the Board of Trustees of AIM Sector Funds unanimously approved the conversion of Class K shares of AIM Energy Fund, AIM Financial Services Fund, AIM Leisure Fund and AIM Technology Fund (each, a "Fund") into Class A shares of such Fund. The conversion of Class K shares to Class A shares is scheduled occur on October 21, 2005 at 5:00 p.m. Eastern time (the "Conversion Date"). On the Conversion Date, each shareholder of record of Class K shares of a Fund will receive that number of Class A shares of such Fund having an aggregate net asset value equal to the net asset value of the Class K shares of such Fund held by such shareholder immediately prior to the Conversion Date. No Fund or Class K shareholder is expected to recognize gain or loss for federal income tax purposes in connection with the Class K conversion.

Although each Fund's Class A shares are generally sold with an initial sales charge, holders of Class K shares that are converted into Class A shares will be permitted to purchase additional Class A shares of a Fund without an initial sales charge. In addition, any future purchases of Class A shares by holders of Class K shares that are converted into Class A shares will not be subject to the 18 month, 1.00% contingent deferred sales charge ("CDSC") applicable to purchases of $1,000,000 or more of Class A shares at net asset value.

Some Class K shareholders have purchased shares subject to a 0.70% CDSC. Such CDSC is imposed if a Fund's distributor paid a concession to a dealer of record and all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase. Subsequent to the Conversion Date, this CDSC will continue to apply to a shareholder whose Class K shares are converted into Class A shares and will terminate once the 12 month period expires.

After the conversion, and as a result of owning Class A shares, the Rule 12b-1 fees paid by former Class K shareholders will be reduced from 0.45% to 0.25%. The Funds' distributor, however, intends to continue to pay financial intermediaries 0.45% on Class K shares that are converted into Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from the distributor's own resources provided that, on an annualized basis for 2005 as of the Conversion Date, the 0.20% exceeds $2,000 per year.

Effective as of the close of business on August 15, 2005, each Fund is limiting public sales of its Class K shares to certain investors. Only existing Class K shareholders of a Fund that held Class K shares as of August 15, 2005 may continue to invest in such Fund's Class K shares after August 15, 2005.

Class K shares of the Funds will not be publicly offered for sale after the Conversion Date.